Exhibit 99.1

Target Lodging Wins New Contracts to Build and Operate New Permian Basin Community in Carlsbad, New Mexico

400-bed turnkey community led by a major producer in high growth Permian Basin

Expands the Target Lodging network to 16 communities across Permian Basin

Expected opening in third quarter of 2019

LOS ANGELES, California & THE WOODLANDS, Texas – (February 26, 2019) – Platinum Eagle Acquisition Corp. (Nasdaq: EAGL) (“Platinum Eagle”), a publicly traded special purpose acquisition company, and Target Logistics Management, LLC (“Target Lodging”), the largest provider of specialty rental accommodations and integrated hospitality services in the U.S., announced today that Target Lodging has been awarded contracts to build a new 400-bed community in Carlsbad, New Mexico, located in the Delaware Basin, a high-growth region within the Permian Basin. This will be the Target Lodging’s third location in New Mexico and further expands the Target Lodging network of communities to 16 across the Permian Basin. When operational in the early third quarter of 2019, this community is expected to result in additional contribution to the previously released financial guidance for fiscal year 2019 for Target Hospitality Corp., the combined company created pursuant to the previously announced business combination among Platinum Eagle, Target Lodging and RL Signor Holdings, LLC (“Signor Lodging”).

The new community will further enhance Target Lodging’s ability to support the Delaware Basin portion of the Permian Basin, an expanding hub of production, development, and capital investment by major energy producers. Underwritten by multi-year contracts with a major producer and several large oil and gas companies, the new facility will include Target Lodging’s full suite of services, including-high-quality accommodations, culinary services, amenities, and hospitality services.

“Opening this new community in Carlsbad demonstrates our commitment to our customers in the Permian Basin, who continue to invest in this highly attractive region,” said Brad Archer, President and Chief Executive Officer of Target Lodging. “This strategic location is well positioned to expand as this high growth area continues to see robust capital investment. Moreover, this strategic expansion aligns with our clear plan to grow our Permian footprint and our customer base.”

The new community being built with single-occupancy accommodations complete with private bathrooms will feature a state-of-the-art commercial kitchen and dining facility, laundry on premises, and indoor and outdoor recreational options. Like Target Lodging’s other communities, the new Carlsbad community provides customers with access to amenities such as 24-hour culinary services, housekeeping, security, and a code of conduct program that includes a “zero tolerance” drug and alcohol policy.

Troy Schrenk, Chief Commercial Officer of Target Lodging, added, “Our clients rely on Target Lodging to be where the need is and our customers operating in this significant area of the Delaware Basin have committed to growing their business in partnership with Target. By providing our clients with convenient locations, unparalleled suite of flexible accommodation and culinary solutions, we continue to deliver on our differentiated value proposition.”

Including the rooms at its new Carlsbad community, Target Lodging will own and/or operate 23 properties with more than 13,000 total beds in the U.S. To see a complete list of Target Lodging’s communities, visit www.targetlodging.com.

About Target Lodging

Founded in 1978, Target Lodging is the largest vertically integrated specialty rental and hospitality services company in the United States. The company is principally focused on building, owning and operating housing communities across several end markets, including oil, gas, energy infrastructure and government. Target Lodging provides cost-effective and customized specialty rental accommodations, culinary services, and hospitality solutions, including site design, construction, operations, security, housekeeping, catering, concierge services, and health and recreation facilities as part of its integrated housing and hospitality communities. Target Lodging was named by Inc. magazine in 2012 and 2013 as one of “America’s Fastest Growing Private Companies.” Target Lodging has been an Algeco company since 2013.

About Signor Lodging

Signor Lodging, founded in 1990, specializes in superior remote workforce housing serving oil and gas customers throughout the Permian and Eagle Ford Basins. Signor Lodging operates nine properties across West Texas, Southeast New Mexico and Oklahoma.

About Platinum Eagle Acquisition Corp.

Platinum Eagle was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Platinum Eagle raised $325 million in its initial public offering and began trading on Nasdaq in January 2018. Its Class A ordinary shares, units and warrants trade under the ticker symbols EAGL, EAGLU and EAGLW, respectively.

Additional Information about the Business Combination

In connection with the business combination, Platinum Eagle has filed a registration statement on Form S-4 (the "Registration Statement") with the United States Securities and Exchange Commission (“SEC”), which includes a proxy statement/prospectus, that is both the proxy statement to be distributed to holders of Platinum Eagle's ordinary shares in connection with Extraordinary General Meeting, as well as the prospectus relating to the offer and sale of the securities to be issued in the business combination. The Registration Statement was declared effective on February 14, 2019, and Platinum Eagle mailed the definitive proxy statement/prospectus and other relevant documents to its shareholders of record as of January 17, 2019. Platinum Eagle's shareholders and other interested persons are advised to read the definitive proxy statement/prospectus, as it contains important information about Target Lodging, Signor Lodging, Platinum Eagle and the business combination. Shareholders may also obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC or incorporated by reference in the definitive proxy statement/prospectus, without charge, at the SEC's web site at www.sec.gov, or by directing a request to: Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Participants in the Solicitation

Platinum Eagle and its directors and executive officers may be deemed participants in the solicitation of proxies from Platinum Eagle's shareholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Platinum Eagle is contained in the definitive proxy statement/prospectus for the business combination, which was filed with the SEC on February 19, 2019 and is available free of charge at the SEC's web site at www.sec.gov, or by directing a request to Platinum Eagle Acquisition Corp., 2121 Avenue of the Stars, Suite 2300, Los Angeles, California, Attention: Eli Baker, President, Chief Financial Officer and Secretary, (310) 209-7280.

Each of Target Lodging and Signor Lodging and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of Platinum Eagle in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination are contained in the definitive proxy statement/prospectus for the business combination.

Forward-Looking Statements

Certain statements made in this release are "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words "estimates," "projected," "expects," "anticipates," "forecasts," "plans," "intends," "believes," "seeks," "may," "will," "should," "future," "propose" and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Platinum Eagle's, Target Lodging’s or Signor Lodging’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to complete the business combination (including due to the failure to receive required shareholder approvals, or the failure of other closing conditions); the inability to recognize the anticipated benefits of the proposed business combination; the inability to meet Nasdaq listing standards; costs related to the business combination; Target Hospitality’s ability to manage growth; Target Hospitality’s ability to execute its business plan and meet its projections; Target Hospitality’s ability to identify, consummate and integrate acquisitions; rising costs adversely affecting Target Hospitality’s profitability; potential litigation involving Platinum Eagle, Target Lodging, Signor Lodging, or after the closing, Target Hospitality, and general economic and market conditions impacting demand for Target Lodging’s products and services, and in particular economic and market conditions in the oil industry in the markets in which Target Hospitality operates. None of Platinum Eagle, Target Lodging or Signor Lodging undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors

Narinder Sahai

or

Rodny Nacier

832-702-8009

IR@targetlodging.com

Media

Jason Chudoba, 646-277-1249

Jason.Chudoba@icrinc.com

or

Elyse Gentile, 646-677-1823

Elyse.Gentile@icrinc.com